UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 19, 2008

POLYCOM, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-27978	94-3128324
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4750 Willow Road

Pleasanton, California 94588

(Address of principal executive offices, including zip code)

(925) 924-6000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Amended Change in Control Severance Agreements; Amended CEO Severance Agreement

A committee of the independent members of the Board of Directors (the “Board”) of Polycom, Inc. (the “Company”), upon the recommendation of the Compensation Committee of the Board, approved certain amendments to the Company’s Change of Control Severance Agreement with Robert C. Hagerty, its Chairman of the Board, Chief Executive Officer and President, which agreement was entered into on December 19, 2008. Additionally, the Compensation Committee of the Board approved certain amendments to (i) the Company’s Change of Control Severance Agreement with Michael R. Kourey, its Senior Vice President, Finance and Administration and Chief Financial Officer, which agreement was entered into on December 19, 2008; and (ii) the Company’s form of Amended Change of Control Severance Agreement, which is entered into with certain of the Company’s executive officers (including its named executive officers other than Mr. Hagerty and Mr. Kourey), which agreements were or will be entered into in December 2008.

The amendments to each of the agreements primarily provide for changes required to better conform with Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”). In addition, the agreements for Messrs. Hagerty and Kourey eliminate gross-up provisions for excise taxes resulting from “parachute payments” as defined under Section 280G of the Code. The amendments to each of the agreements also revise the definition of a change of control, provide clarifying changes with respect to entitlement to unpaid but accrued benefits, and add a requirement that the legal release be reasonable.

Further, on December 19, 2008, the Company and Mr. Hagerty entered into an Amended Severance Agreement, in such form as approved by the independent members of the Board of Directors of the Company, which agreement incorporates changes required to better conform with Section 409A of the Code.

Copies of the Amended Change of Control Severance Agreements are filed as Exhibits 10.1, 10.2 and 10.3 to this Form 8-K and are incorporated herein by reference. A copy of the Amended Severance Agreement between the Company and Mr. Hagerty is filed as Exhibit 10.4 to this Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

10.1	Amended Change of Control Severance Agreement with Robert C. Hagerty dated December 19, 2008

10.2	Amended Change of Control Severance Agreement with Michael R. Kourey dated December 19, 2008

10.3	Form of Amended Change of Control Severance Agreement

10.4	Amended Severance Agreement with Robert C. Hagerty dated December 19, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLYCOM, INC.

Date: December 22, 2008	/s/ Sayed M. Darwish
Sayed M. Darwish SVP, Chief Administrative Officer, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amended Change of Control Severance Agreement with Robert C. Hagerty dated December 19, 2008

10.2	Amended Change of Control Severance Agreement with Michael R. Kourey dated December 19, 2008

10.3	Form of Amended Change of Control Severance Agreement

10.4	Amended Severance Agreement with Robert C. Hagerty dated December 19, 2008